UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2026 (June 18, 2026)

VSEE HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41015	86-2970927
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

980 N Federal Hwy #304 Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 672-7068

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VSEE	The Nasdaq Stock Market LLC
Warrants, which entitles the holder to purchase one (1) share of common stock at a price of $11.50 per whole share	VSEEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

ClearThink Convertible Note Financing

On June 22, 2026, VSee Health, Inc., a Delaware corporation (the “Company”) entered into a securities purchase agreement (the “ClearThink SPA”) with an institutional investor (“ClearThink”). Pursuant to the ClearThink SPA, the Company issued to ClearThink an unsecured convertible note in the aggregate principal amount of $280,000 (including the original issue discount of $30,000) (the “ClearThink Note”). The ClearThink Note is subject to a one-time interest charge of ten percent (10%) that was applied on the issuance date to the principal balance of the ClearThink Note. The ClearThink Note is due and payable on June 22, 2027. The Company has the right to accelerate payments or prepay the ClearThink Note in full at any time with no prepayment penalty. The ClearThink Note is convertible into shares of the Company’s common stock, par value $0.0001 per share (the “common stock”), at any time following the date which is one hundred eighty (180) days following the date of its issuance, except where such conversion would result in beneficial ownership by ClearThink and its affiliates of more than 4.99% of the outstanding shares of common stock of the Company. Such beneficial ownership limitation may not be waived by ClearThink. The conversion price of the ClearThink Note is equal to eighty-five percent (85%) of the lowest closing price of the Company’s common stock over the ten (10) trading days prior to the date a notice of conversion is submitted in writing to the Company and has a fixed floor price of $0.01. Additionally, if the Company issues any security with any term more favorable to ClearThink or with a term in favor of the holder of such security that was not similarly provided to ClearThink in connection with the ClearThink SPA and related ClearThink Note, then ClearThink shall have the option to amend the transaction documents so that such favorable term shall become part of the transaction documents with ClearThink.

The foregoing descriptions of the ClearThink SPA and ClearThink Note do not purport to be complete and are qualified in their entirety by reference to the ClearThink SPA and ClearThinkNote, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Vanquish Convertible Note Financing

On June 18, 2026, the Company entered into a securities purchase agreement (the “Vanquish SPA”) with an institutional investor (“Vanquish”). Pursuant to the Vanquish SPA, the Company issued to Vanquish an unsecured convertible note in the aggregate principal amount of $295,550 (including the original issue discount of $38,550) (the “Vanquish Note”). The Vanquish Note is subject to a one-time interest charge of twelve percent (12%) that was applied on the issuance date to the principal balance of the Vanquish Note. The Vanquish Note is due and payable on April 15, 2027. The Company has the right to accelerate payments or prepay the Vanquish Note in an amount of cash equal to a certain percentage of the then outstanding principal amount of the Vanquish Note plus any accrued and unpaid interest on the unpaid amount of the Vanquish Note, which will be based on the date of the prepayment of the Vanquish Note. The Vanquish Note is convertible into shares of the Company’s common stock at any time following the last of the following to occur (i) the date which is one hundred eighty (180) days following the date of its issuance; and (ii) the occurrence of an Event of Default (as defined in the Vanquish Note), except where such conversion would result in beneficial ownership by Vanquish and its affiliates of more than 4.99% of the outstanding shares of common stock of the Company. Such beneficial ownership limitation may not be waived by Vanquish. The conversion price of the Vanquish Note is equal to seventy-five percent (75%) of the lowest closing bid price of the Company’s common stock as reported by Bloomberg over the ten (10) trading days prior to the date a notice of conversion is submitted in writing to the Company. The Conversion Price will not be adjusted by a reverse stock split of the Company’s common stock.

The foregoing descriptions of the Vanquish SPA and Vanquish Note do not purport to be complete and are qualified in their entirety by reference to the Vanquish SPA and Vanquish Note, which are filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

The ClearThink Note and Vanquish Note, including the shares of common stock issuable upon conversion thereof, will be issued in transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder, because the offer and sale of such securities do not involve a “public offering” as defined in Section 4(a)(2) of the Securities Act, and other applicable requirements were met. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the shares of common stock or any other securities of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of June 22, 2026, by and between VSee Health, Inc. and an institutional investor.
10.2	Unsecured Convertible Note, dated as of June 22, 2026.
10.3	Securities Purchase Agreement, dated as of June 18, 2026, by and between VSee Health, Inc. and an institutional investor.
10.4	Unsecured Convertible Note, dated June 18, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2026	VSEE HEALTH, INC.

	By:	/s/ Imoigele Aisiku
	Name:	Imoigele Aisiku
	Title:	Chief Executive Officer

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